SCHEDULE 14A
                           SCHEDULE 14A INFORMATION
               Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934


Filed by the Registrant   [x]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           EUROPA CRUISES CORPORATION
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[  ] $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.
[  ] $500 per each party to the  controversy  pursuant  to  Exchange  Act Rule
     14a-6 (i)(3).
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:1

     (5) Total fee paid:

[x]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
(2)  Form, Schedule or Registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

                          EUROPA CRUISES CORPORATION
                               150 153rd Avenue
                                  Suite 200
                           Madeira Beach, FL 33708


                                 -------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON APRIL 18, 1997

                                 -------------

TO THE SHAREHOLDERS OF
EUROPA CRUISES CORPORATION:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Europa Cruises Corporation (the "Company") will be held on April 18, 1997 at the North Redington Beach Hilton, 17120 Gulf Boulevard, North Redington Beach, Florida 33708 at 9:00 a.m., local time, for the following purposes:

     (1) To elect three directors to hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified.

     (2) To transact such other business as may properly come before the meeting and any adjournments thereof.

     MANAGEMENT'S SLATE FOR ELECTION AS DIRECTORS ARE MR. LESTER E. BULLOCK, MS. DEBORAH A. VITALE AND MR. PIERS HEDLEY.

     A rival group of persons referring to themselves as "The Committee to Improve Shareholder Value of Europa Cruises Corporation" (hereafter "the Catalano Committee"), filed a proxy statement with the Securities and Exchange Commission on Schedule 14A, soliciting shareholder proxies and stating their intention to nominate a slate of candidates consisting of Messrs. Peter J. Catalano, Stephan A. Fitch, John H. Glassey and Paul Wells (hereafter "the Catalano Slate"), to serve on the Board of Directors of the Company.

   THE BOARD OF DIRECTORS URGES YOU NOT TO VOTE FOR ANY OF THE CATALANO SLATE.

     Peter J. Catalano served as General Partner or a Director of six entities which have, within the last five years, filed for protection under the United States Bankruptcy Code (the "Bankruptcy Code"). These include Gold Star Cruises of Galveston, L.C., a cruise ship and gaming operation that is the subject of a liquidation proceeding under Chapter 7 of the Bankruptcy Code. In addition, Peter J. Catalano has also filed a personal bankruptcy action for protection from his creditors under Chapter 11 of the Bankruptcy Code. Paul Wells, a second nominee of the Catalano Committee, served as President of Gold Star Cruises of Galveston, L.C., the same cruise ship and gaming operation with which Peter J. Catalano was affiliated, and which is the subject of a liquidation proceeding under Chapter 7 of the Bankruptcy Code. John H. Glassey, a third nominee of the Catalano Committee, served as Vice President of Corporate Development from April 1993 through December 1995 of American Gaming Entertainment, Ltd., a corporation whose subsidiary, AMGAM Associates, doing business in Mississippi as Gold Shore Casino, was forced into involuntary bankruptcy in May 1995.

     The individuals named in the Catalano Committee's proxy statement and their backgrounds, together with the reason for the Board's rejection of the Catalano Slate, are further described in the Proxy Statement.

     The Board of Directors has fixed the close of business on March 14, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     Your shares should be represented at this meeting, whether or not you are able to attend personally. Therefore, the Company REQUESTS THAT YOU SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE THE WHITE PROXY CARD VOTING FOR THE ELECTION OF THE COMPANY'S NOMINEES, MR. LESTER E. BULLOCK, MS. DEBORAH A. VITALE AND MR. PIERS HEDLEY, TO THE BOARD OF DIRECTORS.

     IF YOU EXECUTE AND RETURN THE CATALANO COMMITTEE'S BLUE PROXY CARD, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE BY SIGNING, DATING AND RETURNING THE COMPANY'S WHITE PROXY CARD. Remember, your latest dated proxy determines your vote at the Annual Meeting.

     PLEASE DO NOT SIGN AND RETURN ANY BLUE PROXY CARD EVEN AS A VOTE OF PROTEST AGAINST THE CATALANO COMMITTEE. A LATER DATED BLUE PROXY CARD, EVEN IF VOTING TO WITHHOLD AUTHORITY FOR THE CATALANO SLATE, WILL REVOKE ANY EARLIER DATED WHITE PROXY CARD.

     If you own your shares in the name of a brokerage firm bank nominee or other institution, only they can vote your shares of Common Stock. Accordingly, you should contact the person responsible for your account and give instructions with respect to the voting of your shares. YOUR BROKER CANNOT VOTE YOUR SHARES UNLESS HE OR SHE RECEIVES YOUR SPECIFIC INSTRUCTIONS.

     The Annual Report to Shareholders of Europa Cruises Corporation for the year ended December 31, 1996 will be mailed to you at least 20 days prior to the Annual Meeting.

                                          By Order of the Board of Directors
                                          Lester E. Bullock
                                          President


March 20, 1997

                           EUROPA CRUISES CORPORATION

                               ---------------
                               PROXY STATEMENT
                               ---------------

     The enclosed proxy is solicited by the Board of Directors (the "Board") of Europa Cruises Corporation (the "Company") for use at the Annual Meeting of Shareholders, and any adjournments thereof, to be held on April 18, 1997, at the North Redington Beach Hilton, 17120 Gulf Boulevard, North Redington Beach, Florida 33708 at 9:00 a.m., local time, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders (the "Meeting").

     Shareholders executing proxies may revoke them at any time prior to use by written notice to the Secretary of the Company, by subsequently executing a later dated proxy, or by attending the Meeting and voting in person. A proxy when executed and not revoked will be voted and, if it contains any specifications, it will be voted in accordance therewith. If no choice is specified, shares covered by the proxy will be voted in favor of the Board's nominees for election of directors and in the discretion of the proxy holder upon such other matters as may properly come before such meeting. Abstentions and broker non-votes will not effect the convening of the Meeting or the conduct of business thereat, since a quorum is not required. For additional information, see "Election of Directors--Certain Litigation."

     Your shares should be represented at this meeting, whether or not you are able to attend personally. Therefore, the Company REQUESTS THAT YOU SIGN, DATE AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE THE WHITE PROXY CARD VOTING FOR THE ELECTION OF THE COMPANY'S NOMINEES, MR. LESTER E. BULLOCK, MS. DEBORAH A. VITALE AND MR. PIERS HEDLEY, TO THE BOARD OF DIRECTORS.

     IF YOU EXECUTE AND RETURN THE CATALANO COMMITTEE'S BLUE PROXY CARD, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE BY SIGNING, DATING AND RETURNING THE COMPANY'S WHITE PROXY CARD. Remember, your latest dated proxy determines your vote at the Annual Meeting.

     PLEASE DO NOT SIGN AND RETURN ANY BLUE PROXY CARD EVEN AS A VOTE OF PROTEST AGAINST THE CATALANO COMMITTEE. A LATER DATED BLUE PROXY CARD, EVEN IF VOTING TO WITHHOLD AUTHORITY FOR THE CATALANO SLATE, WILL REVOKE ANY EARLIER DATED WHITE PROXY CARD.

     If you own your shares in the name of a brokerage firm bank nominee or other institution, only they can vote your shares of Common Stock. Accordingly, you should contact the person responsible for your account and give instructions with respect to the voting of your shares. YOUR BROKER CANNOT VOTE YOUR SHARES UNLESS HE OR SHE RECEIVES YOUR SPECIFIC INSTRUCTIONS.


     Mr. Lester E. Bullock, Ms. Deborah A. Vitale and Mr. Piers Hedley, directors of the Company and nominees for election as directors, and Ms. Debra Gladstone, Chief Financial Officer of the Company, Mr. Andrew Rufo, Director of Gaming Operations and General Manager, Madeira Beach, Florida, Mr. Michael Reeves, General Manager, Fort Myers Beach, Florida and Mr. Jim Monninger, General Manager, Miami Beach, Florida, may solicit proxies and may be deemed to be participants in the proxy contest. For additional information, see Appendix
A. This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about March 20, 1997. A copy of the Annual Report for 1996 will be forwarded to you at least 20 days prior to the Meeting.


     The address of the Company's executive offices is 150 153rd Avenue, Suite 200, Madeira Beach, Florida 33708. The Chairman of the Board, Deborah A. Vitale, can be reached at (703) 683-6800 and the President, Lester E. Bullock, can be reached at (813) 398-7347.

SHAREHOLDERS ENTITLED TO VOTE AND PRINCIPAL SHAREHOLDERS

     At the close of business on March 14, 1997, the record date for determining the shareholders entitled to vote at the annual meeting, there were issued and outstanding and entitled to vote a total of 27,108,854 shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), 926,000 shares of the Company's Series "S" Preferred Stock (the "S Preferred Stock") and 900,000 shares of the Company's Series "S-NR" Preferred Stock (the "NR Preferred Stock"). The S Preferred Stock and the NR Preferred Stock are collectively referred to herein as the "Preferred Stock." The Common Stock and Preferred Stock vote as a single class, and each share is entitled to one vote per share. The shares of stock represented at the Meeting, either in person or by proxy, and entitled to vote thereat, shall constitute a quorum for the purpose of the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the judge of elections appointed for the Meeting.

     The only persons who owned of record or were known by the Company to own beneficially on March 14, 1997, more than 5% of any class of the outstanding voting shares of the Company were as follows:

                                                     NUMBER OF               PERCENT OF   PERCENT
         NAME AND ADDRESS                           SHARES OWNED              CLASS(1)     VOTING
         ----------------                           ------------             ----------   -------
Serco International Limited(2).............     1,490,334   Common               5.04%     10.57%
  P.O. Box 15, A-9010                             900,000   S-NR Preferred     100.00%
  Klagenfurt, Austria                             926,000   S Preferred        100.00%

Austroinvest International Limited(2)......     1,490,334   Common               5.04%     10.57%
  P.O. Box 15, A-9010                             900,000   S-NR Preferred     100.00%
  Klagenfurt, Austria                             926,000   S Preferred        100.00%

Gaming Invest Corporation(2)...............     1,490,334   Common               5.04%     10.57%
  P.O. Box 15, A-9010                             900,000   S-NR Preferred     100.00%
  Klagenfurt, Austria                             926,000   S Preferred        100.00%

Europa Cruises Corporation(3)..............     4,750,000   Common              16.08%     15.14%
  Employee Stock Ownership Plan,
  Trust Agreement
  150 153rd Avenue East
  Madeira Beach, Florida 33708

Lester E. Bullock(3)(4)....................     5,306,270   Common              17.96%     16.91%
  150 - 153rd Avenue
  Madeira Beach, FL 33708

Deborah A. Vitale, Esquire(3)(4)...........     5,753,500   Common              19.47%     18.34%
  1013 Princess Street
  Alexandria, VA 22314

ErnstG.  Walter(2).........................     1,490,334   Common               5.04%     10.57%
  14700 Gulf Blvd., Apt 401                       900,000   S-NR Preferred     100.00%
  Madeira Beach, Florida 33708                    926,000   S Preferred        100.00%
 ----------

(1) Common Stock and Preferred Stock amounts have been combined for the purpose of calculating percentages.

(2) Serco International Limited, Austroinvest International Limited and Gaming Invest Corporation are affiliated entities. The Company understands that Dr. Ernst Walter is the sole director of each company. The total beneficial ownership of securities of the Company by the three corporations and Dr. Walter includes: 900,000 shares of Series S-NR Preferred Stock and 1,090,334 shares of Common Stock owned by Serco International Limited; 926,000 shares of S Preferred Stock owned by Austroinvest International Limited; 200,000 shares of Common Stock owned by Gaming Invest Corporation; and 200,000 shares of Common Stock underlying options Dr. Walter has the current right to exercise.

(3) The Trustees of the Europa Cruises Corporation Employee Stock Ownership Plan, Trust Agreement ("ESOP") are Lester E. Bullock, President and director of the Company, and Deborah A. Vitale, Esq., Chairman of the Board of the Company. The ESOP was established on August 18, 1994. As of March 14, 1997, 250,000 shares of Common Stock have been allocated to participants in the ESOP, including 6,270 shares of Common Stock allocated to Mr. Bullock as a participant. The participants in the ESOP are entitled to direct the Trustees as to the manner in which the Company's allocated shares are voted. Unallocated shares are voted by the Trustees. The Trustees are required to vote the ESOP shares in the best interests of the ESOP beneficiaries. The Trustees will consider, among other matters, the business backgrounds, integrity and managerial abilities of the Catalano Committee's nominees for election as directors, and management's nominees for election as directors, the business plans and goals of all such nominees, the effect of a change in control on financial operations, banking and creditor relationships and licensing and regulatory requirements, as well as the manner in which the ESOP beneficiaries cast their votes with respect to the allocated shares.

(4) Includes options to purchase shares of Common Stock exercisable within the next sixty days. Of such options, 1,000,000 options are held by Ms. Vitale, 550,000 options are held by Mr. Bullock. Also includes, 4,750,000 unallocated shares of Common Stock which will be voted by Ms. Vitale and Mr. Bullock as Trustees of the ESOP.

     The following table sets forth as of March 14, 1997, the beneficial and record ownership of the outstanding Common Stock of the Company by directors, nominees, certain executive officers and all directors and executive officers as a group. It also sets forth as of March 14, 1997, beneficial and record ownership of the outstanding Common Stock of the Company by each person who may be deemed to be a participant in the proxy contest and by all such persons as a group. Each participant is identified by a single asterisk (*) beside their name.

                                                                   NUMBER OF        PERCENT      PERCENT
                                                               SHARES OF COMMON    OF COMMON    OF VOTING
                    NAME AND ADDRESS                             STOCK OWNED         STOCK       STOCK(1)
                    ----------------                           ----------------    ---------    ---------
*Lester E. Bullock, President and director of the.............   5,306,270(3)        17.96%       16.91%
   Company and director of Casino World, Inc. and
   Mississippi Gaming Corporation(2)
   150 - 153rd Avenue
   Madeira Beach, FL 33708
*Deborah A. Vitale, Esquire...................................   5,753,500(4)        19.47%       18.34%
   Chairman of the Board and Secretary of the
   Company and Chairman of the Board of Casino
   World, Inc. and Mississippi Gaming Corporation
   1013 Princess Street
   Alexandria, VA 22314
*Piers Hedley, director.......................................     329,500(5)         1.12%        1.05%
   150 - 153rd Avenue
   Madeira Beach, FL 33708
*Debra Gladstone, Chief Financial Officer.....................      67,045(6)          **           **
   150 - 153rd Avenue
   Madeira Beach, FL 33708
Charles H. Reddien, President and a director of Casino........     307,500(7)         1.04%         **
   World, Inc. and Mississippi Gaming Corporation
   150 - 153rd Avenue
   Madeira Beach, FL 33708
All directors and executive officers as a group (5 persons)...   7,013,815           23.74%       22.36%
*Andrew Rufo, Director of Gaming Operations...................      50,000(6)          **           **
   150 - 153rd Avenue
   Madeira Beach, FL 33708
*Michael Reeves, General Manager..............................      50,000(6)          **           **
   150 - 153rd Avenue
   Madeira Beach, FL 33708
*Jim Monninger, General Manager...............................      51,000(6)          **           **
   150 - 153rd Avenue
   Madeira Beach, FL 33708
All participants as a group (7 persons).......................   6,857,315           23.21%       21.86%
----------

** Less than one percent (1%)

(1) Common Stock and Preferred Stock amounts have been combined for the purpose of calculating percentages of Voting Stock. None of the persons listed owns any Preferred Stock.

(2) Casino World, Inc. and Mississippi Gaming Corporation are wholly owned subsidiaries of the Company.

(3) Includes options to purchase 550,000 shares of Common Stock exercisable within the next sixty days and 4,750,000 shares of Common Stock which Mr. Bullock is authorized to vote as Trustee of the ESOP.

(4) Includes options to purchase1,000,000 shares of Common Stock exercisable within the next sixty days and 4,750,000 shares of Common Stock which Ms. Vitale is authorized to vote as Trustee of the ESOP.

(5) Includes options to purchase 250,000 shares of Common Stock and beneficial interest in 79,500 shares of Common Stock underlying warrants exercisable within the next sixty days.

(6) Includes options to purchase 50,000 shares of Common Stock exercisable within the next sixty days.

(7) Includes options to purchase 300,000 shares of Common Stock exercisable within the next sixty days.

                              ELECTION OF DIRECTORS

     The Board has fixed the number of directors at three. The term of each director elected will be until the next Annual Meeting of Shareholders or until his or her successor is duly elected and qualified. Each nominee is, at present, available for election, but if any nominee should become unavailable, the persons voting the accompanying proxy may, at their direction, vote for a substitute. The election of each director requires the vote of holders of a plurality of the outstanding Common Stock and Preferred Stock, counted as a single class, present and voting at the Meeting. Certain information concerning the nominees is set forth below.

CANDIDATES NOMINATED BY THE BOARD

     The Board has nominated the following three persons for election at the Meeting. Unless otherwise indicated in this proxy statement, the business address of each nominee is the executive offices of the Company.

     LESTER E. BULLOCK, 43, has served as President of the Company since July 18, 1994, and has served as a director of the Company since March 1995. Under the Company's bylaws the President is also the Chief Executive Officer of the Company. He is responsible for the day to day operations of the Company. From January 1994 to June 1994, Mr. Bullock was Vice President of Operations at the Company. From January 1, 1992, through December 31, 1993, Mr. Bullock was General Manager of the Company and was responsible for all port operations. In 1991, Mr. Bullock was Casino Pit Manager in Ft. Myers, Florida for Casinos Austria Maritime Corporation. From 1989 to 1990, Mr. Bullock was General Manager of the Sonesta Beach Resort and Crystal Casino in Oranjestead, Aruba. From 1984 through 1989, Mr. Bullock held various managerial and administrative positions at the Tropicana Resort and Casino in Las Vegas, Nevada, and the Dunes Hotel Casino and Country Club in Las Vegas, Nevada. Mr. Bullock received a B.S. in Business, from Arizona State University in 1974.

     DEBORAH A. VITALE, 46, was elected Chairman of the Board of Directors in March 1995 and was appointed Secretary of the Company in November 1994. She has been a director since December 1992. On February 14, 1997, Ms. Vitale was appointed Chairman of the Board of Directors of Casino World, Inc. and Chairman of the Board of Directors of Mississippi Gaming Corporation. She is in charge of managing all legal activity of the Company including the retention and direction of outside counsel in connection with the Company's various pending cases, appeals, legal proceedings, permits and licenses, and is also actively involved in the day to day business operations of the Company. Ms. Vitale is responsible for all negotiations to date with Hilton Gaming Corporation ("Hilton") and supervises the Company's responses to Hilton's due diligence inquiries regarding the Mississippi property. Ms. Vitale is a trial attorney with nineteen years of experience handling complex civil litigation and is licensed to practice law in Maryland, Virginia and Washington D.C. Ms. Vitale was a partner in the firm of Miller & Vitale, P.C., from November 1990 to September 1992. From 1986 to 1990, Ms. Vitale was of Counsel to the firm of Jacobi & Miller in Alexandria, Virginia. Ms. Vitale has, in the past, served as a staff attorney at the Federal Communications Commission and has served as Listing Official for the Environmental Protection Agency

     PIERS HEDLEY, 40, has served as a director of the Company since November 1995. Mr. Hedley is an Executive Managing Director of the investment banking firm of Peerless Associates Limited in Europe. From 1991 to 1994, Mr. Hedley served as the Managing Director of the U.K. investment banking firm, Multinational Capitol Services Limited. Mr. Hedley has also served as a consultant to NWCM Limited, a foreign securities firm. NWCM Limited served as an underwriter for a Regulation S offering made by the Company in 1994.

     The Board held fourteen meetings during 1995 and twelve meetings during 1996. Each director attended at least 75% of the total number of Board meetings held during the period for which he or she was a director. The Board does not have an audit, compensation or nominating committee.

STATUS OF DEVELOPMENT AT DIAMONDHEAD, MISSISSIPPI

     PERMITS. On June 15, 1995, the Mississippi Gaming Commission granted site approval for the Diamondhead casino resort site plan. On July 16, 1996, the Mississippi Commission on Marina Resources granted approval to Casino World, Inc. and the Hancock County Port and Harbor Commission for a change in the Coastal Use Plan and associated permit to develop the approved site plan for the Diamondhead resort. Local community organizations opposed to the granting of this change and permit have appealed to the Mississippi courts. The appeal is now pending and the permit remains subject to the appeal. On January 9, 1997, the Mississippi Commission of Environmental Quality approved the issuance of the Water Quality Certification by the Mississippi Department of Environmental Quality, Office of Pollution Control to Casino World, Inc. and to the Hancock County Port and Harbor Commission. Local community organizations opposed to the granting of this Certification have requested an evidentiary hearing on this matter which is currently scheduled to be held in April 1997. On January 22, 1997, the Mississippi Department of Environmental Quality issued a Construction Storm Water General (National Pollution Discharge Elimination System (NPDES)) permit to Casino World, Inc. The Company is in the process of obtaining the final approval needed to begin development of the site from the U.S. Army Corps of Engineers. There can be no assurance that such approval will be forthcoming. Any modification of the approved site plan may require resubmission to and reapproval by the Mississippi Gaming Commission, the Mississippi Department of Marine Resources, the Mississippi Department of Environmental Quality and/or the U.S. Army Corps of Engineers.

     In addition to the foregoing, on or about January 16, 1997, the Hancock County Board of Supervisors adopted a county wide zoning plan. The Company's 404 acre site was zoned as a Special Use District Waterfront Gaming District. The zoning designation comports with the Diamondhead Casino Resort site plan approved by the Mississippi Gaming Commission, the Mississippi Commission of Marine Resources, the Hancock County Planning Commission and the Hancock County Board of Supervisors.

     HILTON GAMING CORPORATION. On January 31, 1997, the Company entered into an agreement with Hilton Gaming Corporation, the world's largest gaming company, which gave Hilton the exclusive right to negotiate a joint venture agreement with the Company for 180 days with respect to the development of the Company's Diamondhead, Mississippi property. In exchange for the exclusive right to negotiate, Hilton paid the Company a nonrefundable fee of $400,000. The joint venture agreement to be negotiated between Hilton and the Company, if reached, would be formed for the purpose of developing a destination casino resort and hotel at the Company's 404 acre site in Diamondhead, Mississippi. The 404 acre site, located immediately off Interstate 10, is adjacent to a site on which Circus Circus Enterprises, Inc, also intends to develop a destination casino resort and hotel. The Company's destination casino resort is expected to include a luxury hotel and spa, a sports and entertainment center, 120,000 square feet of casino space, and a golf course. The Company believes Mississippi represents the most significant opportunity for an increase in shareholder value.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon its review of Forms 3, 4 and 5 and any amendments thereto furnished to the Company pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, all of such forms were filed on a timely basis by reporting persons during 1996 except for the one filing in 1996 by each of Mr. Bullock, Ms. Vitale, Mr. Reddien, Mr. Hedley and Ms. Gladstone of a Form 4 to report stock options granted in April 1996.

EXECUTIVE COMPENSATION

     The following table provides information concerning the compensation of certain executive officers of the Company and its wholly owned subsidiaries Casino World, Inc. and Mississippi Gaming Corporation. No other person serving as an executive officer on December 31, 1996, received cash compensation in excess of $100,000 during any of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                         ANNUAL COMPENSATION                           LONG TERM COMPENSATION
                                     ---------------------------      --------------------------------------------------------
                                                                                       AWARDS                   PAYOUTS
                                                                      OTHER     -------------------      ---------------------
                                                                      ANNUAL    RESTRICTED                           ALL OTHER
       NAME AND PRINCIPAL                                             COMPEN-     STOCK                    LTIP       COMPEN-
           OCCUPATION                YEAR      SALARY      BONUS      SATION      AWARDS    OPTIONS      PAYOUTS      SATION
       ------------------            ----      ------      -----      ------    ----------  -------      -------     ---------
                                      ($)        ($)        ($)         ($)         ($)       (#)          ($)          ($)
Lester E. Bullock(1)                 1996     $134,000     None        None        None     400,000(2)    None         None
President of the Company             1995     $100,000    $29,000      None        None       None        None         None
                                     1994     $ 85,352    $16,500    $2,100(3)     None     100,000       None         None

Deborah A. Vitale, Chairman of       1996      None(4)     None        None        None     800,000(5)    None         None
the Board and Secretary of the       1995      None(4)     None        None        None       None        None         None
Company and Chairman of the          1994      None(4)     None        None        None     100,000       None         None
Board of Casino World, Inc., and
Mississippi Gaming Corporation
1013 Princess Street
Alexandria, VA 22314

Charles H. Reddien,                  1996     $125,000     None      $7,500(6)     None     200,000       None         None
President of Casino World, Inc.      1995     $125,000     None        None        None       None        None         None
and Mississippi Gaming               1994     $125,000     None      $  216(7)     None       None        None         None
Corporation(1)
----------

(1) On July 18, 1994, Mr. Bullock became President of the Company and Mr. Reddien resigned as President and Chief Executive Officer of the Company. Mr. Reddien remained President of Casino World, Inc. and Mississippi Gaming Corporation, wholly-owned subsidiaries of the Company.

(2) Mr. Bullock was granted options to purchase 400,000 shares of Common Stock exercisable at $.75 per share of which 250,000 were granted for service on the Board not traditionally provided by a director.

(3)  Automobile allowance.

(4) Ms. Vitale received no cash compensation during 1995 or 1996 as an executive officer of the Company. The Board will consider what, if any, payments should be made to Ms. Vitale for services rendered to the Company.

(5) Ms. Vitale was granted options to purchase 800,000 shares of Common Stock exercisable at $.75 per share for service on the Board not traditionally provided by a director.

(6)  Relocation Reimbursement.

(7) Includes insurance premiums paid by the Company on a policy in excess of $50,000.

                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information regarding stock options granted to the executive officers and directors during the year ended December 31, 1996. None of the following options are "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986.

                               NUMBER OF
                               SECURITIES    % TOTAL
                               UNDERLYING    OPTIONS
                                 OPTIONS    GRANTED TO
                                 GRANTED   EMPLOYEES IN    EXERCISE       EXPIRATION
NAME                             IN 1996   FISCAL YEAR    PRICE ($/SH)       DATE
----                           ----------  ------------   ------------    ----------
Lester E. Bullock...........     400,000      21.62%         $.75        April 18, 2001
Deborah A. Vitale...........     800,000      43.24%         $.75        April 18, 2001
Piers Hedley................     250,000      13.51%         $.75        April 18, 2001
Charles H. Reddien..........     200,000      10.81%         $.75        April 18, 2001

                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES

     The following table shows stock option exercises by certain executive officers during the fiscal year ended December 31, 1996. In addition, this table includes the number of shares covered by both exercisable and non-exercisable stock options as of December 31, 1996. None of the following options are "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986.

                                                              NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                SHARES         VALUE          OPTIONS AT YEAR-END               AT YEAR-END(2)
                               ACQUIRED       REALIZED    ---------------------------     ---------------------------
NAME                          ON EXERCISE       (1)       EXERCISABLE   UNEXERCISABLE     EXERCISABLE   UNEXERCISABLE
----                          -----------     --------    -----------   -------------     -----------   -------------
Lester E. Bullock..........       None          None         550,000         None             $0              --
Deborah A. Vitale..........       None          None       1,000,000         None             $0              --
Charles H. Reddien.........       None          None         300,000         None             $0              --
----------

(1) The "value realized" reflects the appreciation on the date of exercise (based on the excess of the fair market value of the shares on the date of exercise over the exercise price). However, because the officer may keep the shares acquired upon the exercise of options or sell them at a different price, this amount does not necessarily reflect cash realized upon the sale of those shares.

(2) "In-the-Money Options" are options outstanding at the end of the last fiscal year for which the fair market value of the Common Stock at the end of the last fiscal year ($.75 per share) exceeded the exercise price of the options.

DIRECTORS COMPENSATION

     As of January 1, 1995, each director is paid $1,500 per month for serving as a director of the Company. The Company reimburses directors for their expenses of attendance at Board and committee meetings and for travel expenses incurred in connection with Company business. In 1996, Lester E. Bullock was awarded 400,000 stock options exercisable at $.75 per share, Piers Hedley was awarded 250,000 stock options exercisable at $.75 per share, and Deborah A. Vitale was awarded 800,000 stock options exercisable at $.75 per share.

CERTAIN TRANSACTIONS

     On August 18, 1994, the Company established the Europa Cruises Corporation Employee Stock Ownership Plan (the "ESOP"). This ESOP, which is a qualified retirement plan under the provisions of Section 401(a) of the Internal Revenue Code and an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Internal Revenue Code, was established primarily to invest in stock of the Company. All employees as of December 31, 1994, and subsequent new employees having completed 1,000 hours of service are eligible to participate in the ESOP. The Company also established a trust called the Europa Cruises Corporation Employee Stock Ownership Plan, Trust Agreement to serve as the funding vehicle for the ESOP. The Trustees of this trust are Deborah A. Vitale and Lester E. Bullock. As of March 14, 1997, 250,000 shares of Common Stock have been allocated to participants in the ESOP. Unallocated shares are voted by the Trustees. The Trustees are required to vote the ESOP shares in the best interests of the ESOP beneficiaries. The Trustees will consider, among other matters, the business backgrounds, integrity and managerial abilities of the Catalano Committee's nominees for election as directors, and management's nominees for election as directors, the business plans and goals of all such nominees, the effect of a change in control on financial operations, banking and creditor relationships and licensing and regulatory requirements, as well as the manner in which the ESOP beneficiaries cast their votes with respect to the allocated shares.

     On August 21, 1994, the Company loaned $4,275,000 to the ESOP in exchange for a ten-year promissory note bearing interest at eight percent per annum. On August 24, 1994, the ESOP purchased 2,880,000 shares of the Company's Common Stock with the proceeds of the loan. On August 25, 1994 the Company loaned an additional $3,180,000 to the ESOP in exchange for a ten year promissory note bearing interest at eight percent per annum. On August 26, 1994, the ESOP purchased an additional 2,120,000 shares of the Company's

Common Stock with the proceeds of the loan. The shares of Common stock were pledged to the Company as security for the loans. The promissory notes will be repaid with the proceeds of annual contributions made by the Company to the ESOP. In April of 1995, the Company agreed to extend the maturity of the loans to twenty years. Through December 31, 1996, the Company paid $1,518,308 to the ESOP which was used to repay principal and interest on the promissory notes.

     The Board of Directors of Casino World, Inc. ("CWI") granted options to purchase common shares of CWI to current and former officers and directors of CWI, exercisable at $1.00 per share. These options expired in March, 1997.

     During 1996, the Company completed three separate offerings of its stock in Europe in accordance with Regulation S under the Securities Act of 1933 and in connection therewith paid commissions in Common Stock to Peerless Associates Limited ("Peerless"), an investment banking firm located in Europe. Piers Hedley, a director of the Company, serves as an Executive Managing Director and consultant for Peerless. In connection with the Regulation S offerings the Company issued: 331,360 shares of Common Stock at $.65 per share on February 26, 1996, of which shares Peerless received 23,668 as a commission; 704,348 shares of Common Stock on July 18, 1996, at $.46 per share of which shares Peerless received 52,174 as a commission; and 469,566 shares of Common Stock on May 13, 1996, at $.46 per share of which shares Peerless received 34,783 as a commission. In addition, the Company completed several other Regulation S offerings in 1996 with unrelated third parties and received aggregate net proceeds of $574,000 from the sale of 1,182,752 shares of Common Stock at prices ranging from $.44 to $.67 per share. The proceeds from each of the Regulation S offerings described above (approximately $1,500,000) were used primarily to pay costs associated with the drydocking of the Company's vessels to comply with U.S. Coast Guard regulations and safety requirements.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected BDO Seidman, LLP, as the Company's auditors for the current fiscal year ending December 31, 1997. BDO Seidman, LLP, has served as independent auditors for the Company since 1990, and representatives of that firm are expected to be present at the Meeting and shall have an opportunity to make a statement if they desire to do so and to respond to appropriate questions.

CERTAIN LITIGATION

     On January 8, 1997, Dana V. Catalano filed an action against the Company in the Court of Chancery of the State of Delaware, New Castle County, Civil Action No. 15455 seeking an order pursuant to 8 Del. C. 211(c) scheduling an annual meeting for the election of directors of the Company. The Board had previously voted on December 11, 1996, to hold the next annual meeting at which an election of directors would take place on June 4, 1997. The Company advanced the date of the annual meeting to April 18, 1997 and set the record date as March 14, 1997. The Stipulation and Order entered to that effect also provided "that the shares of stock represented at such meeting, either in person or by proxy, and entitled to vote thereat, shall constitute a quorum for the purpose of such meeting, notwithstanding any provision of the Certificate of Incorporation or By-laws of the Company to the contrary."

               MANAGEMENT'S COMMENTS REGARDING THE CATALANO SLATE

                           WHO IS THE CATALANO SLATE?
                 IS IT REALLY QUALIFIED TO MANAGE YOUR COMPANY?

     The following information may be helpful to you in considering the questions above.

DID YOU KNOW:

PETER J. CATALANO

     o    FILED BANKRUPTCY last July as an individual

     o Was a director of Gold Star Cruises of Galveston, L.C. which FILED BANKRUPTCY in 1994

     o Was General Partner in 1412 Broadway Associates which FILED BANKRUPTCY in December 1995

     o Was General Partner in 24 East 23rd Street Association, L.P. which FILED BANKRUPTCY in October 1994

     o Was a General Partner in 14 West 23rd Street Associates which FILED BANKRUPTCY in October 1994

     o Was a General Partner in 304 Park Avenue Associates which FILED BANKRUPTCY in November 1993

     o Was a General Partner in Grammercy Twin Associates which FILED BANKRUPTCY in August 1992

     o OWNS NO STOCK OF RECORD and disclaims ownership of stock held by his wife

JOHN H. GLASSEY

     o Was Vice President of Corporate Development from April 1993 through December 1995 of American Gaming Entertainment, Ltd., a corporation whose subsidiary AMGAM Associates doing business in Mississippi as Gold Shore Casino, was FORCED INTO INVOLUNTARY BANKRUPTCY by its creditors in May 1995

     o    OWNS NO STOCK OF RECORD OR BENEFICIALLY

PAUL WELLS

     o Was President of Gold Star Cruises of Galveston, L.C. which FILED BANKRUPTCY in 1994

     o    OWNS NO STOCK OF RECORD OR BENEFICIALLY

STEPHAN A. FITCH

     o    OWNS NO STOCK OF RECORD

     o Claimed beneficial ownership of 145,000 warrants to purchase shares of Common Stock issued to NWCM Limited, not to him personally. THESE WARRANTS EXPIRED ON FEBRUARY 28, 1997.

     o Claims a beneficial interest in the Company through warrants to purchase 69,500 shares of Common Stock issued to NWCM Limited, a company which served as an underwriter for a 1994 Regulation S offering by the Company and with which Mr. Fitch was associated. These warrants are exercisable at $1.93 per share and EXPIRE on June 30, 1997.

          o    ARE THESE THE PEOPLE YOU WANT TO MANAGE YOUR COMPANY?

          o HOW WILL THE COMPANY'S LENDERS REACT TO THE CATALANO SLATE WHOSE MEMBERS HAVE BEEN INVOLVED IN 7 BANKRUPTCIES IN THE PAST 5 YEARS?

          o    WHAT EFFECT WILL THE CATALANO SLATE HAVE ON A HILTON AGREEMENT?

          o DO THE MEMBERS OF THE CATALANO SLATE HAVE A PROVEN TRACK RECORD OF SUCCESS?

          o DO YOU WANT EUROPA CRUISES CORPORATION TO BE MANAGED BY PEOPLE WHOSE ONLY IDENTIFIED EXPERIENCE IN THE CRUISE SHIP INDUSTRY ENDED IN BANKRUPTCY?

          o DO THE MEMBERS OF THE CATALANO SLATE HAVE PERSONAL LONG-TERM ECONOMIC STAKES IN THE COMPANY?

          o    HOW MUCH COMPENSATION WILL THE CATALANO SLATE AWARD ITSELF?

          o THE CATALANO SLATE CLAIMS IT WILL "EXPLORE" A VAGUE SET OF SO-CALLED "GOALS":

 DON'T YOU DESERVE A BOARD OF DIRECTORS THAT HAS BEEN OPERATING THE COMPANY FOR
                MORE THAN TWO YEARS AND THUS HAS A TRACK RECORD?

          o    CAN  THE  COMPANY  AFFORD  TO  LOSE  ITS TOP  FIVE  OFFICERS  AND
               MANAGERS?

     The Catalano Committee has stated its intention to invite Lester E. Bullock and Charles Reddien to serve on the Board of Directors if the Catalano Slate is successful. LESTER E. BULLOCK AND CHARLES REDDIEN have not consented to be included among the Catalano Slate, and thus neither is a bona fide nominee of the Catalano Committee. Mr. Bullock has informed the Company that if the Catalano Slate is successful, he will refuse their planned invitation to serve on the Board. Mr. Bullock also has advised the Company that he will not serve as a director if there is a change in control of the Board. Mr. Reddien has not consented to serve if asked by the

Catalano Committee and has refused to inform the Company whether he will do so. Further, senior management employees of the Company, including Debra Gladstone, Chief Financial Officer; Andrew Rufo, Director of Gaming Operations and General Manager, Madeira Beach, Florida; Michael Reeves, General Manager, Ft. Myers Beach, Florida; and Jim Monninger, General Manager, Miami Beach, Florida, have informed the Company that they WILL NOT serve under a Board that does not include Lester E. Bullock.

             THE BOARD URGES YOU NOT TO VOTE FOR THE CATALANO SLATE

     IF YOU EXECUTE AND RETURN THE CATALANO COMMITTEE'S BLUE PROXY CARD, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE BY SIGNING, DATING AND RETURNING THE COMPANY'S WHITE PROXY CARD. Remember, your latest dated proxy determines your vote at the Annual Meeting.

     PLEASE DO NOT SIGN AND RETURN ANY BLUE PROXY CARD EVEN AS A VOTE OF PROTEST AGAINST THE CATALANO COMMITTEE. A LATER DATED BLUE PROXY CARD, EVEN IF VOTING TO WITHHOLD AUTHORITY FOR THE CATALANO SLATE, WILL REVOKE ANY EARLIER DATED WHITE PROXY CARD.

     If you own your shares in the name of a brokerage firm bank nominee or other institution, only they can vote your shares of Common Stock. Accordingly, you should contact the person responsible for your account and give instructions with respect to the voting of your shares. YOUR BROKER CANNOT VOTE YOUR SHARES UNLESS HE OR SHE RECEIVES YOUR SPECIFIC INSTRUCTIONS.

                                 -------------

                          COST OF PROXY SOLICITATION

     The Catalano Committee's initiation of a proxy contest will materially increase the Company's normal cost of proxy solicitation. Although no precise estimate can be made at this time, the Company currently estimates that its expenses (exclusive of litigation and amounts normally paid in the absence of a contest and salaries paid to officers and employees) are estimated at $250,000, of which approximately $125,000 has been incurred to date.

     The Company has retained D.F. King & Co. ("King") to provide proxy solicitation, press, investor relations and consulting services in connection with the election of the Company's nominees to the board of directors. The Company has agreed to pay King a fee not to exceed $125,000 and to reimburse it for its out-of-pocket expenses. Approximately 50 persons will be used by King in connection with its solicitation efforts. In addition, the Company's directors, nominees, officers, and certain regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, telefax, personal interviews and over the Internet. The persons who may solicit proxies and may, therefore, be deemed to be participants are identified on Appendix A hereto.

                                  OTHER MATTERS

     The management is not aware of any matters not referred to in the attached Notice of Meeting which will be presented for action at the Meeting. If any other matters come before the Meeting, it is intended that the shares represented by the proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

                  SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Proposals which shareholders intend to present at the 1998 Annual Meeting of Shareholders must be received by Europa Cruises Corporation no later than February 1, 1998, to be eligible for inclusion in the proxy material for the meeting.

                                          By Order of the Board of Directors

                                          Lester E. Bullock
                                          President

                                   APPENDIX A

ADDITIONAL INFORMATION

     The information contained in this Appendix A is in response to the preliminary soliciting material filed by the Catalano Committee. By reason of the solicitation by the Catalano Committee, the Company is required to furnish certain additional information to its stockholders pursuant to rules and regulations under the Securities Exchange Act of 1934. The information contained in this Appendix must be read together with the attached Proxy Statement in determining whether to return the Company's Proxy.

     The following sets forth as of March 17, 1997, certain information known to the Company with respect to transactions in the Company's securities in the past two years by each of the nominees, participants in the proxy contest and each of the current directors of the Company.

                     NOMINEES FOR ELECTION AND PARTICIPANTS

     LESTER E. BULLOCK. As set forth in the Proxy Statement, Mr. Bullock received an option grant from the Company on April 18, 1996 for 400,000 shares of Common Stock exercisable at $.75 per share.

     DEBORAH A. VITALE. As set forth in the Proxy Statement, Ms. Vitale received an option grant from the Company on April 18, 1996 for 800,000 shares of Common Stock exercisable at $.75 per share.

     PIERS HEDLEY. As set forth in the Proxy Statement, Mr. Hedley received an option grant from the Company on April 18, 1996 for 250,000 shares of Common Stock exercisable at $.75 per share. In addition, Mr. Hedley also has a one-third beneficial interest in shares of Common Stock underlying certain warrants issued to NWCM Limited as a result of a Regulation S offering completed in 1994. Mr. Hedley has served as a consultant to NWCM Limited. A total of 383,500 warrants were issued to NWCM Limited. Of these, 145,000 expired on February 28, 1997. Of the remaining 238,500 warrants issued to NWCM Limited, 69,500 are exercisable at $1.93 and expire on June 30, 1997; 139,000 are exercisable at $1.93 and expire on June 30, 1997; and 30,000 are exercisable at $1.80 and expire on June 30, 1997.

     DEBRA GLADSTONE. Ms. Gladstone received an option grant from the Company on April 18, 1996 for 50,000 shares of Common Stock exercisable at $.75 per share. Ms. Gladstone was also issued 17,045 shares of Common Stock at $.88 per share, on February 27, 1996, as deferred compensation for the period September 1995 through September 1996. The issuance price of $.88 per share reflects the average fair market value of the shares over the period for which the compensation was paid.

     ANDREW RUFO. Mr. Rufo received an option grant from the Company on April 18, 1996 for 50,000 shares of Common Stock exercisable at $.75 per share.

     MICHAEL REEVES. Mr. Reeves received an option grant from the Company on April 18, 1996 for 50,000 shares of Common Stock exercisable at $.75 per share.

     JIM MONNINGER. Mr. Monninger received an option grant from the Company on April 18, 1996 for 50,000 shares of Common Stock exercisable at $.75 per share.

     Except for the information disclosed herein or in the Proxy Statement, to the Company's knowledge, none of the Company's nominees, the other current directors or their associates) has any contract, arrangement or understanding with any person with respect to the Company's securities, any future employment with the Company or its affiliates, any future transactions to which the Company or any of its affiliates will or may be a party, or any material interest, direct or indirect, in any transaction which has occurred since December 31, 1995 or any proposed transaction to which the Company or any of its subsidiaries was or is to be a party.

                           EUROPA CRUISES CORPORATION
           This Proxy is solicited on behalf of the Board of Directors

     The undersigned, revoking any prior proxies or consents, hereby appoints as his or her proxies with full power of substitution and revocation Lester E. Bullock and Deborah A. Vitale, or either of them, to vote all shares of Common Stock or S Preferred Stock or S-NR Preferred Stock of the undersigned in Europa Cruises Corporation with all of the powers that the undersigned would have if personally present, at the Annual Meeting of Shareholders of Europa Cruises Corporation, to be held on Friday, April 18, 1997 at the North Redington Beach Hilton, 17120 Gulf Boulevard, North Reddington Beach, Florida 33708 at 9:00 a.m. local time and at any and all adjournments thereof and to take the actions specified in item 2 below.

The Board of Directors recommends a vote FOR Proposal 1

1. To elect three Directors to hold office until the next Annual Meeting of Shareholders.

          o    FOR all nominees listed below

          o    WITHHOLD AUTHORITY to vote for all nominees listed below


                                    Lester E. Bullock
                                    Deborah A. Vitale
                                    Piers Hedley

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s) write such nominee's name in the space below

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2.   To transact such other business as may properly come before the meeting and any adjournments thereof.

                          (Continued and to be signed and dated on reverse side)

(Continued from previous side)

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted in favor of each of the nominees in Proposal 1 set forth above.


                                              Please   sign   exactly   as  name
                                              appears  below.  When  shares  are
                                              held by joint tenants, both should
                                              sign.  When  signing as  attorney,
                                              executor,  administrator,  trustee
                                              or  guardian,   please  give  full
                                              title as such.  If a  corporation,
                                              please sign in full corporate name
                                              by President  or other  authorized
                                              officer. If a partnership,  please
                                              sign   in   partnership   name  by
                                              authorized person.

                                              DATED:                      , 1997

                                              ----------------------------------
                                              Signature

                                              ----------------------------------
                                              Signature, If Held Jointly

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.